      As filed with the Securities and Exchange Commission on July 8, 1999

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                      NATIONAL INFORMATION CONSORTIUM, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                COLORADO                                  52-2077581
(State of Incorporation or Organization)                (I.R.S. Employer
                                                     Identification Number)

          12 CORPORATE WOODS
     10975 BENSON STREET, SUITE 390                          66210
         OVERLAND PARK, KANSAS                             (Zip Code)
 (Address of Principal Executive Offices)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ___

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box _X_

     SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM
                              RELATES: 333-77939

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                                                NAME OF EACH EXCHANGE ON WHICH
TITLE OF EACH CLASS TO BE REGISTERED            EACH CLASS IS TO BE REGISTERED
------------------------------------            ------------------------------
      Not Applicable                                    Not Applicable

      SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                  Common Stock
                                  No Par Value

         ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-77939, as amended) (the "Registration Statement").


         ITEM 2.  EXHIBITS.

                  EXHIBIT                            DESCRIPTION
                  -------                            -----------
                   3.1                      Articles of Incorporation of the
                                            Registrant. Incorporated herein by
                                            reference to Exhibit 3.1 to the
                                            Registrant's Registration Statement.

                   3.2                      Bylaws of the Registrant. Incorporated
                                            herein by reference to Exhibit 3.2.

                   4.2                      Investor Rights Agreement dated June
                                            30, 1998. Incorporated herein by
                                            reference to Exhibit 4.2 to the
                                            Registrant's Registration Statement.

                   4.3                      Specimen of Common Stock certificate
                                            of the Registrant. Incorporated
                                            herein by reference to Exhibit 4.3
                                            to the Registrant's Registration
                                            Statement.

                   9.1                      Voting Trust Agreement between
                                            Jeffery S. Fraser and Ross C.
                                            Hartley and certain Holders of
                                            Shares of National Information
                                            Consortium, Inc. dated June 30, 1998
                                            and form of the voting trust
                                            certificate. Incorporated herein by
                                            reference to Exhibit 9.1 to the
                                            Registrant's Registration Statement.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date:    July 8, 1999



                                      NATIONAL INFORMATION CONSORTIUM, INC.





                                      By:  /s/  James B. Dodd
                                         ---------------------------------------
                                           James B. Dodd
                                           President and Chief Operating Officer